Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Integrated Electrical Services, Inc. 401(k) Retirement Savings Plan (the Plan) Annual Report on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Margery M. Harris, Senior Vice President - Human Resources and an Advisory Member of the Administrative Committee certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





Date:  June 27, 2003                          By:  /s/ Margery M. Harris
                                                   -----------------------------
                                              Margery M. Harris
                                              Senior Vice President - Human
                                              Resources and an Advisory Member
                                              of the Administrative Committee